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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 4, 1999

                            ADVANCED LUMITECH, INC.
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

     Nevada                         33-55254-27                87-0438637
     ------                         -----------                ----------
(State or Other Jurisdiction     (Commission File No.)        (IRS Employer
    of Incorporation)                                      Identification No.)

Avenue Cardinal Mermillod 36, 1227 Carouge, Switzerland         N/A
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     (Address of Principal Executive Offices)                (Zip Code)

                                41-22-301-0360
                                --------------
              (Registrant's Telephone Number including Area Code)

                          No change since last report
                         ----------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.   Changes in Registrant's Certifying Accountant.

     (a) Following the previously disclosed change in control of the Registrant, effective August 13, 1998, the Registrant's new board of directors determined that it would be in the best interests of the Registrant to engage a
"Big Five" accounting firm to audit its financial statements.   On January 27,
1999, pursuant to a decision of the Registrant's board of directors, the Registrant advised its independent accountants, Smith & Company, of their dismissal.

     In the two fiscal years and subsequent interim period prior to the dismissal of Smith & Company, there were no reports on the financial statements of the Registrant containing any adverse opinion or disclaimer of opinion, no such reports were qualified or modified as to uncertainty, audit scope or accounting principles, and there were no disagreements with Smith & Company concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     (b) On January 26, 1999, Ernst & Young, LLP, advised Registrant that it had accepted an engagement to act as the Registrant's principal accountant to audit the Registrant's financial statements.

Item 5.   Other Events.

     As previously reported, Patrick Planche, an officer and director of the Registrant, agreed to sell to Capital General Corporation (an affiliate of the Registrant prior to August 13, 1998), 200,000 shares of the Common Stock of the Registrant received by Mr. Planche in the transaction that resulted in the change in control of the Registrant. By agreement dated December 31, 1998 between Capital General Corporation and Mr. Planche, the prior agreement concerning the sale of shares was rescinded.

     Prior to the previously disclosed transactions involving the change in control of Registrant, Advanced Lumitech Inc. and its affiliates were subject to annual audit under generally accepted Swiss auditing and accounting standards, which standards differ materially from the equivalent standards generally accepted in the United States. Both the change in the Registrant's principal accountants and the restatement and audit, in accordance with United States generally accepted accounting standards, of the Registrant's financial statements have resulted in delays in the completion of Registrant's Report on Form 8-K(A) which was required to be filed within 60 days from the filing of the Report on Form 8-K announcing the change in control transactions. The Registrant intends to complete the necessary financial statements and pro-forma financial statements as soon as practicable for inclusion in the Report 8-K(A).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          16. Letter from Smith & Co., the Registrant's former independent accountant, is filed herewith.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED LUMITECH, INC.


Date:  February 4, 1999                By:  /s/ Patrick Planche
                                            --------------------
                                            Patrick Planche
                                            President and Chief Executive
                                            Officer


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                                 EXHIBIT INDEX


Exhibit
Number    Description
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  16      Letter from Smith & Co., the Registrant's former independent accountant